                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-29721


STATEMENT OF ADDITIONAL INFORMATION
                                       MORGAN STANLEY
                                       S&P 500 INDEX FUND
OCTOBER 30, 2002



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 30, 2002) for the Morgan Stanley S&P 500 Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley
S&P 500 Index Fund
1221 Avenue of the Americas
New York, New York 10020

(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.    Fund History ...................................................   4
II.   Description of the Fund and Its Investments and Risks ..........   4
        A. Classification ............................................   4
        B. Investment Strategies and Risks ...........................   4
        C. Fund Policies/Investment Restrictions .....................   7
III.  Management of the Fund .........................................   9
        A. Board of Trustees .........................................   9
        B. Management Information ....................................   9
        C. Compensation ..............................................  14
IV.   Control Persons and Principal Holders of Securities ............  16
V.    Investment Management and Other Services .......................  16
        A. Investment Manager ........................................  16
        B. Principal Underwriter .....................................  17
        C. Services Provided by the Investment Manager ...............  17
        D. Dealer Reallowances .......................................  18
        E. Rule 12b-1 Plan ...........................................  18
        F.  Other Service Providers ..................................  22
        G.  Codes of Ethics ..........................................  23
VI.   Brokerage Allocation and Other Practices .......................  23
        A. Brokerage Transactions ....................................  23
        B. Commissions ...............................................  23
        C. Brokerage Selection .......................................  24
        D. Directed Brokerage ........................................  24
        E. Regular Broker-Dealers ....................................  25
VII.  Capital Stock and Other Securities .............................  25
VIII. Purchase, Redemption and Pricing of Shares .....................  25
        A. Purchase/Redemption of Shares .............................  25
        B. Offering Price ............................................  26
IX.   Taxation of the Fund and Shareholders ..........................  27
X.    Underwriters ...................................................  29
XI.   Calculation of Performance Data ................................  29
XII.  Financial Statements ...........................................  30

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley S&P 500 Index Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 18, 1997, under the name Dean Witter S&P 500
Index Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter S&P 500 Index Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley S&P 500 Index Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Reg. TM) 500 Composite Stock Price Index ("S&P 500 Index").


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance of sale of shares of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures conracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

     In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks.

These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

    1. Seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's 500 Composite Stock Price Index.

   The Fund may not:

    1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

    2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

    6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

    9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   11. Make short sales of securities.

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   13. Invest more than 15% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

   14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

   15. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).


                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                POSITION(S)    LENGTH OF                                        COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS
      INDEPENDENT TRUSTEE        REGISTRANT     SERVED*              PAST 5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
------------------------------ ------------- ------------ --------------------------------- -------------- --------------------
Michael Bozic (61)             Trustee       Trustee      Retired; Director or Trustee of   129            Director of Weirton
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                     Steel Corporation.
Counsel to the Independent                   April 1994   the TCW/DW Term Trusts;
Trustees                                                  formerly Vice Chairman of Kmart
1675 Broadway                                             Corporation (December
New York, NY                                              1998-October 2000), Chairman
                                                          and Chief Executive Officer of
                                                          Levitz Furniture Corporation
                                                          (November 1995-November
                                                          1998) and President and Chief
                                                          Executive Officer of Hills
                                                          Department Stores (May
                                                          1991-July 1995); formerly
                                                          variously Chairman, Chief
                                                          Executive Officer, President and
                                                          Chief Operating Officer
                                                          (1987-1991) of the Sears
                                                          Merchandise Group of Sears,
                                                          Roebuck & Co.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                 POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*
------------------------------- ------------- -----------
Edwin J. Garn (70)              Trustee       Trustee
c/o Summit Ventures LLC                       since
1 Utah Center                                 January
201 S. Main Street                            1993
Salt Lake City, UT

Wayne E. Hedien (68)            Trustee       Trustee
c/o Mayer, Brown, Rowe & Maw                  since
Counsel to the Independent                    September
Trustees                                      1997
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)      Trustee       Trustee
c/o Johnson Smick                             since
International, Inc.                           July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)          Trustee       Trustee
c/o Triumph Capital, L.P.                     since
237 Park Avenue                               July 1991
New York, NY



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
    NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS
      INDEPENDENT TRUSTEE                   PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
------------------------------- ------------------------------------ -------------- ---------------------
Edwin J. Garn (70)              Director or Trustee of the Morgan    129            Director of Franklin
c/o Summit Ventures LLC         Stanley Funds and the TCW/DW                        Covey (time
1 Utah Center                   Term Trusts; formerly United                        management
201 S. Main Street              States Senator (R-Utah)                             systems), BMW
Salt Lake City, UT              (1974-1992) and Chairman,                           Bank of North
                                Senate Banking Committee                            America, Inc.
                                (1980-1986); formerly Mayor of                      (industrial loan
                                Salt Lake City, Utah (1971-1974);                   corporation), United
                                formerly Astronaut, Space                           Space Alliance
                                Shuttle Discovery (April 12-19,                     (joint venture
                                1985); Vice Chairman, Huntsman                      between Lockheed
                                Corporation (chemical company);                     Martin and the
                                member of the Utah Regional                         Boeing Company)
                                Advisory Board of Pacific Corp.                     and Nuskin Asia
                                                                                    Pacific (multilevel
                                                                                    marketing); member
                                                                                    of the board of
                                                                                    various civic and
                                                                                    charitable
                                                                                    organizations.

Wayne E. Hedien (68)            Retired; Director or Trustee of      129            Director of The PMI
c/o Mayer, Brown, Rowe & Maw    the Morgan Stanley Funds and                        Group Inc. (private
Counsel to the Independent      the TCW/DW Term Trusts;                             mortgage
Trustees                        formerly associated with the                        insurance); Trustee
1675 Broadway                   Allstate Companies (1966-1994),                     and Vice Chairman
New York, NY                    most recently as Chairman of                        of The Field
                                The Allstate Corporation (March                     Museum of Natural
                                1993-December 1994) and                             History; director of
                                Chairman and Chief Executive                        various other
                                Officer of its wholly-owned                         business and
                                subsidiary, Allstate Insurance                      charitable
                                Company (July 1989-December                         organizations.
                                1994).

Dr. Manuel H. Johnson (53)      Chairman of the Audit Committee      129            Director of NVR,
c/o Johnson Smick               and Director or Trustee of the                      Inc. (home
International, Inc.             Morgan Stanley Funds and the                        construction);
1133 Connecticut Avenue, N.W.   TCW/DW Term Trusts; Senior                          Chairman and
Washington, D.C.                Partner, Johnson Smick                              Trustee of the
                                International, Inc., a consulting                   Financial
                                firm; Co-Chairman and a founder                     Accounting
                                of the Group of Seven Council                       Foundation
                                (G7C), an international economic                    (oversight
                                commission; formerly Vice                           organization of the
                                Chairman of the Board of                            Financial
                                Governors of the Federal                            Accounting
                                Reserve System and Assistant                        Standards Board).
                                Secretary of the U.S. Treasury.

Michael E. Nugent (66)          Chairman of the Insurance            207            Director of various
c/o Triumph Capital, L.P.       Committee and Director or                           business
237 Park Avenue                 Trustee of the Morgan Stanley                       organizations.
New York, NY                    Funds and the TCW/DW Term
                                Trusts; director/trustee of various
                                investment companies managed
                                by Morgan Stanley Investment
                                Management Inc. and Morgan
                                Stanley Investments LP (since
                                July 2001); General Partner,
                                Triumph Capital, L.P., a private
                                investment partnership; formerly
                                Vice President, Bankers Trust
                                Company and BT Capital
                                Corporation (1984-1988).

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.


                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- -------------
Charles A. Fiumefreddo (69)    Chairman      Trustee
c/o Morgan Stanley Trust       and           since July
Harborside Financial Center,   Director      1991
Plaza Two,                     or
Jersey City, NJ                Trustee

James F. Higgins (54)          Trustee       Trustee
c/o Morgan Stanley Trust                     since June
Harborside Financial Center,                 2000
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee       Trustee
1585 Broadway                                since April
New York, NY                                 1994


                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                         FUND
                                                                        COMPLEX
   NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE                   PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
------------------------------ ------------------------------------ -------------- --------------------
Charles A. Fiumefreddo (69)    Chairman and Director or             129            None
c/o Morgan Stanley Trust       Trustee of the Morgan Stanley
Harborside Financial Center,   Funds and the TCW/DW Term
Plaza Two,                     Trusts; formerly Chairman, Chief
Jersey City, NJ                Executive Officer and Director of
                               the Investment Manager, the
                               Distributor and Morgan Stanley
                               Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and
                               Director of the Transfer Agent
                               and Director and/or officer of
                               various Morgan Stanley
                               subsidiaries (until June 1998)
                               and Chief Executive Officer of
                               the Morgan Stanley Funds and
                               the TCW/DW Term Trusts (until
                               September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan    129            None
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW
Harborside Financial Center,   Term Trusts (since June 2000);
Plaza Two,                     Senior Advisor of Morgan
Jersey City, NJ                Stanley (since August 2000);
                               Director of the Distributor and
                               Dean Witter Realty Inc.;
                               previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000),
                               President and Chief Operating
                               Officer of Individual Securities of
                               Morgan Stanley (February
                               1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan    129            Director of
1585 Broadway                  Stanley Funds and the TCW/DW                        American Airlines,
New York, NY                   Term Trusts; Chairman of the                        Inc. and its parent
                               Board of Directors and Chief                        company, AMR
                               Executive Officer of Morgan                         Corporation.
                               Stanley and Morgan Stanley DW;
                               Director of the Distributor;
                               Chairman of the Board of
                               Directors and Chief Executive
                               Officer of Novus Credit Services
                               Inc.; Director and/or officer of
                               various Morgan Stanley
                               subsidiaries.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH            LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT          TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -------------------- ------------------------------------------------------
Mitchell M. Merin (49)         President and       President since      President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive     May 1999 and         Stanley Investment Management (since December
New York, NY                   Officer             Chief Executive      1998); President, Director (since April 1997) and
                                                   Officer since        Chief Executive Officer (since June 1998) of the
                                                   September 2002       Investment Manager and Morgan Stanley Services;
                                                                        Chairman, Chief Executive Officer and Director of the
                                                                        Distributor (since June 1998); Chairman (since June
                                                                        1998) and Director (since January 1998) of the
                                                                        Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) and Chief
                                                                        Executive Officer (since September 2002) of the
                                                                        Morgan Stanley Funds and TCW/DW Term Trusts;
                                                                        Trustee of various Van Kampen investment
                                                                        companies (since December 1999); previously Chief
                                                                        Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services and Executive Vice
                                                                        President of the Distributor (April 1997-June 1998),
                                                                        Vice President of the Morgan Stanley Funds (May
                                                                        1997-April 1999), and Executive Vice President of
                                                                        Morgan Stanley.

Barry Fink (47)                Vice President,     Since February       General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       1997                 Director (since December 2000) of Morgan Stanley
New York, NY                   General                                  Investment Management; Managing Director (since
                               Counsel                                  December 2000), and Secretary and General
                                                                        Counsel (since February 1997) and Director (since
                                                                        July 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Assistant Secretary of Morgan
                                                                        Stanley DW; Vice President, Secretary and General
                                                                        Counsel of the Morgan Stanley Funds and TCW/DW
                                                                        Term Trusts; Vice President and Secretary of the
                                                                        Distributor; previously, Senior Vice President,
                                                                        Assistant Secretary and Assistant General Counsel
                                                                        of the Investment Manager and Morgan Stanley
                                                                        Services.

Thomas F. Caloia (56)          Treasurer           Since April 1989     First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan
Harborside Financial Center,                                            Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                                                              Funds.
Jersey City, NJ

Ronald E. Robison (63)         Vice President      Since October 1998   Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                             Director (since February 1999) of the Investment
New York, NY                                                            Manager and Morgan Stanley Services and Chief
                                                                        Executive Officer and Director of the Transfer Agent;
                                                                        previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since July 1995      Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                             the Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments
                                                                        LP; Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President      Since September      Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           2002                 Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center    Financial Officer                        Trusts (since September 2002); Executive Director of
Plaza Two,                                                              the Investment Manager and Morgan Stanley
Jersey City, NJ                                                         Services (since December 2001). Formerly, Vice
                                                                        President of the Investment Manager and Morgan
                                                                        Stanley Services (August 2000-November 2001),
                                                                        Senior Manager at PricewaterhouseCoopers LLP
                                                                        (January 1998-August 2000) and Associate-Fund
                                                                        Administration at BlackRock Financial Management
                                                                        (July 1996-December 1997).

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services,

Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------  ---------------------------------------------  -----------------------------------------------
INDEPENDENT:
Michael Bozic                                 None                                        over $100,000
Edwin J. Garn                                 None                                        over $100,000
Wayne E. Hedien                        $10,001 - $50,000                                  over $100,000
Dr. Manuel H. Johnson                         None                                        over $100,000
Michael E. Nugent                             None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                   over $100,000                                    over $100,000
James F. Higgins                              None                                        over $100,000
Philip J. Purcell                             None                                        over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees, including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended August 31, 2002, the Audit Committee held ten meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended August 31, 2002, the Derivatives Committee held three meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2002, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended August 31, 2002.

                               FUND COMPENSATION


                                                              AGGREGATE
                                                            COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                 FROM THE FUND
--------------------------------------------------------   --------------
Michael Bozic ..........................................       $1,700
Edwin J. Garn ..........................................        1,700
Wayne E. Hedien ........................................        1,700
Dr. Manuel H. Johnson ..................................        2,450
Michael E. Nugent ......................................        2,200
Charles A. Fiumefreddo .................................        7,592

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                        TOTAL CASH
                                                       COMPENSATION
                                                    FOR SERVICES TO 97
                                                      MORGAN STANLEY
                                                     FUNDS AND OTHER
                                                       FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE                            FUND COMPLEX
------------------------------------------------   -------------------
Michael Bozic ..................................         $150,150
Edwin J. Garn ..................................          150,150
Wayne E. Hedien ................................          150,100
Dr. Manuel H. Johnson ..........................          219,900
Michael E. Nugent ..............................          228,362
Charles A. Fiumefreddo .........................          360,000


     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
                                     RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   ----------------   ---------------   ------------   --------------
Michael Bozic .................          10                60.44%         $21,395         $48,443
Edwin J. Garn .................          10                60.44           33,443          49,121
Wayne E. Hedien ...............           9                51.37           44,952          41,437
Dr. Manuel H. Johnson .........          10                60.44           22,022          72,014
Michael E. Nugent .............          10                60.44           38,472          64,157


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 15.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of October 8, 2002, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.350% to the portion of such daily net assets exceeding $3 billion. The Investment Manager has agreed, under its Management Agreement with the Fund, to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.50% of the average daily net assets of the Fund. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. [Taking into account the Investment Manager's assumption of expenses,] for the fiscal years ended August 31, 2000, 2001 and 2002, the Investment Manager was paid compensation under the Management Agreement in the amounts of $8,311,986, $8,091,512 and $6,157,376, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the maximum annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                        2002            2001            2000
                                        ----            ----            ----
Class A ..........    FSCs:(1)     $  400,482      $  328,224      $  368,755
                     CDSCs:        $   14,313      $      699      $    8,761
Class B ..........   CDSCs:        $3,987,033      $4,331,095      $4,206,084
Class C ..........   CDSCs:        $   54,235      $   66,168      $  128,722

----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August 31, 2002, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $384,334, $14,308,617 and $1,651,698, respectively, which amounts are equal to 0.23%, 1.00% and 0.99% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (`Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business related trips, or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $136,358,198 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 4.82% ($6,574,425)-advertising and promotional expenses; (ii) 0.21% ($282,406)-printing of prospectuses for distribution to other than current shareholders; and (iii) 94.97% ($129,501,368)-other expenses, including the gross sales credit and the carrying charge, of which 6.01% ($7,786,169) represents carrying charges, 37.38% ($48,406,571) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 52.91% ($68,517,513) represents overhead and other branch office distribution-related expenses and 3.70% ($4,791,115 represents excess distribution expenses of Morgan Stanley S&P 500 Select Fund, the net assets of which were combined with those of the Fund on July 15, 2002, pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $54,615,721 as of August 31, 2002 (the end of the Fund's fiscal year), which was equal to 4.67% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (end of the calender year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Staley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended August 31, 2000, 2001 and 2002, the Fund paid a total of $132,435, $137,882 and $271,513 in brokerage commissions, respectively.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Indepen-dent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund paid $2,068, $8,257 and $0 in brokerage commissions to Morgan Stanley & Co.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE

     During the fiscal year ended August 31, 2002, the Fund paid $194,097 in brokerage commissions in connection with transactions in the aggregate amount of $221,824,931 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended August 31, 2002, the Fund purchased securities issued by The Bank of New York Co. Inc., The Goldman Sachs Group Inc., Merrill Lynch & Co., Inc. and Prudential Financial Inc., which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At August 31, 2002, the Fund held securities issued by The Bank of New York Co. Inc., The Goldman Sachs Group Inc., Merrill Lynch & Co. Inc. and Prudential Financial Inc., with market values of $4,825,497, $6,908,997, $5,892,885 and $3,340,603, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Futures are valued at the latest sale price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character or distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involved a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (which the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns of Class A, Class B, Class C and Class D for the fiscal year ended August 31, 2002 and for the period September 26, 1997 (commencement of operations) through August 31, 2002 were: Class A: -22.85% and -1.06%, respectively; Class B: -23.23% and -1.14%, respectively; Class C: -20.00% and -0.74%, respectively; and Class D:
-18.43% and 0.25%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A, Class B, Class C and Class D for the fiscal year ended August 31, 2002 and the period September 26, 1997 through August 31, 2002 were: Class A: -18.57% and 0.03%, respectively; Class B: -19.19% and -0.74%, respectively; Class C: -19.19% and -0.74%, respectively; and Class D: -18.43% and 0.25%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns of Class A, Class B, Class C and Class D for the fiscal year ended August 31, 2002 and for the period September 26, 1997 through August 31, 2002 were: Class
A: -18.57% and 0.15%, respectively; Class B: -19.19% and -3.58%, respectively; Class C: -19.19% and -3.58%; and Class D: -18.43% and 1.25%, respectively.

     The Fund may also advertise the performance of hypothetical investment of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at August 31, 2002:


                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ----------------------------------
CLASS                  DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ----------
Class A .........   9/26/97      $9,489      $48,073     $97,148
Class B .........   9/26/97       9,642       48,210      96,420
Class C .........   9/26/97       9,642       48,211      96,422
Class D .........   9/26/97      10,125       50,624     101,248


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year and the life of the Fund periods ended August 31, 2002, were -23.23% and -1.17%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year and the life of the Fund periods ended August 31, 2002 were -14.26% and -0.92%, respectively.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
                      Common Stocks (98.9%)
                      Advertising/Marketing Services (0.2%)
   72,049             Interpublic Group of Companies,
                        Inc. ...............................   $    1,313,453
   35,282             Omnicom Group, Inc. ..................        2,134,561
                                                               --------------
                                                                    3,448,014
                                                               --------------
                      Aerospace & Defense (1.3%)
  158,204             Boeing Co. ...........................        5,864,622
   38,040             General Dynamics Corp. ...............        2,991,466
   19,232             Goodrich Corp. .......................          401,372
   85,001             Lockheed Martin Corp. ................        5,382,263
   21,274             Northrop Grumman Corp. ...............        2,612,447
   75,100             Raytheon Co. .........................        2,628,500
   34,421             Rockwell Collins, Inc. ...............          731,446
                                                               --------------
                                                                   20,612,116
                                                               --------------
                      Agricultural Commodities/Milling (0.1%)
  122,877             Archer-Daniels-Midland Co. ...........        1,497,871
                                                               --------------
                      Air Freight/Couriers (1.0%)
   56,188             FedEx Corp. ..........................        2,660,502
  210,665             United Parcel Service, Inc.
                        (Class B) ..........................       13,463,600
                                                               --------------
                                                                   16,124,102
                                                               --------------
                      Airlines (0.2%)
   29,255             AMR Corp.* ...........................          298,108
   23,241             Delta Air Lines, Inc. ................          408,344
  145,537             Southwest Airlines Co. ...............        2,068,081
                                                               --------------
                                                                    2,774,533
                                                               --------------
                      Alternative Power Generation (0.0%)
   70,518             Calpine Corp.* .......................          344,128
                                                               --------------
                      Aluminum (0.3%)
  159,674             Alcoa, Inc. ..........................        4,006,221
                                                               --------------
                      Apparel/Footwear (0.4%)
   32,035             Cintas Corp. .........................        1,409,860
   24,289             Jones Apparel Group, Inc.* ...........          876,590
   20,115             Liz Claiborne, Inc. ..................          567,645
   50,626             Nike, Inc. (Class B) .................        2,186,031
   11,221             Reebok International Ltd.* ...........          274,466
   20,767             VF Corp. .............................          843,348
                                                               --------------
                                                                    6,157,940
                                                               --------------

     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
                      Apparel/Footwear Retail (0.4%)
  163,467             Gap, Inc. (The) ......................   $    1,917,468
   97,858             Limited Brands, Inc. .................        1,496,249
   25,387             Nordstrom, Inc. ......................          490,731
  101,797             TJX Companies, Inc. (The) ............        2,013,545
                                                               --------------
                                                                    5,917,993
                                                               --------------
                      Auto Parts: O.E.M. (0.3%)
   28,020             Dana Corp. ...........................          474,659
  105,782             Delphi Corp. .........................        1,031,374
   13,239             Eaton Corp. ..........................          936,527
   16,712             Johnson Controls, Inc. ...............        1,442,078
   24,031             TRW Inc. .............................        1,379,379
   24,666             Visteon Corp. ........................          280,946
                                                               --------------
                                                                    5,544,963
                                                               --------------
                      Automotive Aftermarket (0.0%)
   13,792             Cooper Tire & Rubber Co. .............          287,977
   30,745             Goodyear Tire & Rubber Co.
                        (The) ..............................          415,672
                                                               --------------
                                                                      703,649
                                                               --------------
                      Beverages: Alcoholic (0.6%)
  165,306             Anheuser-Busch Companies,
                        Inc. ...............................        8,787,667
   12,883             Brown-Forman Corp. (Class B) .........          907,350
    6,804             Coors (Adolph) Co. (Class B) .........          408,580
                                                               --------------
                                                                   10,103,597
                                                               --------------
                      Beverages: Non-Alcoholic (1.7%)
  468,420             Coca Cola Co. ........................       23,889,420
   84,107             Coca-Cola Enterprises Inc. ...........        1,699,802
   53,295             Pepsi Bottling Group, Inc. (The)......        1,556,214
                                                               --------------
                                                                   27,145,436
                                                               --------------
                      Biotechnology (0.9%)
  241,762             Amgen Inc.* ..........................       10,886,543
   28,010             Biogen, Inc.* ........................          938,335
   35,776             Chiron Corp.* ........................        1,355,553
   40,265             Genzyme Corp. (General
                        Division)* .........................          832,680
   47,165             MedImmune, Inc.* .....................        1,210,254
                                                               --------------
                                                                   15,223,365
                                                               --------------

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                         --------------------
                      Broadcasting (0.3%)
  115,547             Clear Channel Communications,
                        Inc.* .............................   $    3,949,396
   43,175             Univision Communications, Inc.
                        (Class A)* ........................        1,005,977
                                                              --------------
                                                                   4,955,373
                                                              --------------
                      Building Products (0.2%)
   13,688             American Standard Companies,
                        Inc.* .............................          980,471
   91,262             Masco Corp. .........................        2,204,890
                                                              --------------
                                                                   3,185,361
                                                              --------------
                      Cable/Satellite TV (0.3%)
  178,370             Comcast Corp. (Class A
                        Special)* .........................        4,250,557
                                                              --------------
                      Casino/Gaming (0.1%)
   21,626             Harrah's Entertainment, Inc.* .......        1,028,100
                                                              --------------
                      Chemicals: Agricultural (0.0%)
   41,603             Monsanto Co. ........................          764,247
                                                              --------------
                      Chemicals: Major Diversified (0.9%)
  170,903             Dow Chemical Co. (The) ..............        5,164,689
  187,005             Du Pont (E.I.) de Nemours & Co.              7,538,172
   14,577             Eastman Chemical Co. ................          654,070
   20,564             Hercules Inc.* ......................          215,922
   41,665             Rohm & Haas Co. .....................        1,516,189
                                                              --------------
                                                                  15,089,042
                                                              --------------
                      Chemicals: Specialty (0.3%)
   42,850             Air Products & Chemicals, Inc. ......        2,010,093
   24,438             Engelhard Corp. .....................          639,298
    9,465             Great Lakes Chemical Corp. ..........          272,213
   30,808             Praxair, Inc. .......................        1,726,172
   13,804             Sigma-Aldrich Corp. .................          704,004
                                                              --------------
                                                                   5,351,780
                                                              --------------
                      Commercial Printing/Forms (0.1%)
   11,960             Deluxe Corp. ........................          543,702
   21,362             Donnelley (R.R.) & Sons Co. .........          563,530
                                                              --------------
                                                                   1,107,232
                                                              --------------
                      Computer Communications (1.2%)
   68,114             Avaya Inc.* .........................          143,039
1,380,807             Cisco Systems, Inc.* ................       19,082,753
                                                              --------------
                                                                  19,225,792
                                                              --------------


     NUMBER OF
       SHARES                                                       VALUE
-------------------                                         --------------------
                      Computer Peripherals (0.3%)
  419,322             EMC Corp.* ..........................   $    2,834,617
   24,469             Lexmark International, Inc.* ........        1,154,937
   62,964             Network Appliance, Inc.* ............          600,677
   17,526             QLogic Corp.* .......................          587,997
                                                              --------------
                                                                   5,178,228
                                                              --------------
                      Computer Processing Hardware (1.5%)
   66,973             Apple Computer, Inc.* ...............          987,852
  489,542             Dell Computer Corp.* ................       13,031,608
   61,110             Gateway, Inc.* ......................          213,885
  569,404             Hewlett-Packard Co.* ................        7,647,096
   18,573             NCR Corp.* ..........................          521,901
  612,234             Sun Microsystems, Inc.* .............        2,259,143
                                                              --------------
                                                                  24,661,485
                                                              --------------
                      Construction Materials (0.0%)
   19,128             Vulcan Materials Co. ................          746,375
                                                              --------------
                      Consumer Sundries (0.0%)
   12,287             American Greetings Corp.
                        (Class A)* ........................          205,193
                                                              --------------
                      Containers/Packaging (0.1%)
   10,712             Ball Corp. ..........................          533,565
    9,985             Bemis Company, Inc. .................          529,005
   29,825             Pactiv Corp.* .......................          541,622
   15,829             Sealed Air Corp.* ...................          245,191
    9,988             Temple-Inland, Inc. .................          510,886
                                                              --------------
                                                                   2,360,269
                                                              --------------
                      Contract Drilling (0.2%)
   27,181             Nabors Industries, Ltd.
                        (Bermuda)* ........................          897,517
   25,357             Noble Corp.* ........................          787,842
   17,712             Rowan Companies, Inc.* ..............          364,513
   60,198             Transocean Inc. .....................        1,474,851
                                                              --------------
                                                                   3,524,723
                                                              --------------
                      Data Processing Services (0.9%)
  116,956             Automatic Data Processing, Inc.              4,417,428
   96,283             Concord EFS, Inc.* ..................        1,965,136
   32,609             Convergys Corp.* ....................          583,375
  144,210             First Data Corp. ....................        5,011,297
   36,067             Fiserv, Inc.* .......................        1,327,626
   70,743             Paychex, Inc. .......................        1,655,386
                                                              --------------
                                                                  14,960,248
                                                              --------------

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
                      Department Stores (0.7%)
    15,882            Dillard's, Inc. (Class A) ............   $      390,062
    37,932            Federated Department Stores,
                        Inc.* ..............................        1,361,759
    63,388            Kohl's Corp.* ........................        4,419,411
    53,985            May Department Stores Co. ............        1,583,380
    50,332            Penney (J.C.) Co., Inc. ..............          873,764
    59,368            Sears, Roebuck & Co. .................        2,701,838
                                                               --------------
                                                                   11,330,214
                                                               --------------
                      Discount Stores (3.5%)
    21,867            Big Lots, Inc.* ......................          368,459
    85,635            Costco Wholesale Corp.* ..............        2,861,065
    62,672            Dollar General Corp. .................          938,827
    32,644            Family Dollar Stores, Inc. ...........          931,986
  171,012             Target Corp. .........................        5,848,610
  838,883             Wal-Mart Stores, Inc. ................       44,863,463
                                                               --------------
                                                                   55,812,410
                                                               --------------
                      Drugstore Chains (0.6%)
   73,917             CVS Corp. ............................        2,172,421
  193,010             Walgreen Co. .........................        6,707,097
                                                               --------------
                                                                    8,879,518
                                                               --------------
                      Electric Utilities (2.5%)
  100,766             AES Corp.* ...........................          304,313
   23,669             Allegheny Energy, Inc. ...............          488,765
   27,223             Ameren Corp. .........................        1,199,173
   63,912             American Electric Power Co.,
                        Inc. ...............................        2,179,399
   31,509             Cinergy Corp. ........................        1,083,910
   25,422             CMS Energy Corp. .....................          268,456
   40,104             Consolidated Edison, Inc. ............        1,631,832
   30,936             Constellation Energy Group, Inc.                866,517
   52,162             Dominion Resources, Inc. .............        3,271,079
   31,430             DTE Energy Co. .......................        1,348,661
  156,499             Duke Energy Corp. ....................        4,198,868
   61,346             Edison International* ................          734,925
   42,298             Entergy Corp. ........................        1,784,553
   60,729             Exelon Corp. .........................        2,843,332
   56,133             FirstEnergy Corp. ....................        1,852,389
   33,194             FPL Group, Inc. ......................        1,894,714
   75,811             Mirant Corp.* ........................          286,566
   73,440             PG&E Corp.* ..........................          833,544
   15,994             Pinnacle West Capital Corp. ..........          534,360
   27,750             PPL Corp. ............................        1,008,712


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
   41,656             Progress Energy, Inc. ................   $    1,937,837
   38,894             Public Service Enterprise
                        Group, Inc. ........................        1,369,069
   57,250             Reliant Energy, Inc. .................          678,412
  132,863             Southern Co. (The) ...................        3,847,712
   28,980             TECO Energy, Inc. ....................          572,355
   50,223             TXU Corp. ............................        2,428,784
   74,341             Xcel Energy, Inc. ....................          718,134
                                                               --------------
                                                                   40,166,371
                                                               --------------
                      Electrical Products (0.4%)
   36,957             American Power Conversion
                        Corp.* .............................          462,332
   17,551             Cooper Industries Ltd. (Class A)                574,269
   79,267             Emerson Electric Co. .................        3,866,644
   36,498             Molex Inc. ...........................        1,083,991
   14,919             Power-One, Inc.* .....................           63,107
   10,994             Thomas & Betts Corp.* ................          177,553
                                                               --------------
                                                                    6,227,896
                                                               --------------
                      Electronic Components (0.1%)
   37,257             Jabil Circuit, Inc.* .................          697,078
   98,840             Sanmina-SCI Corp.* ...................          349,894
  155,198             Solectron Corp.* .....................          577,337
                                                               --------------
                                                                    1,624,309
                                                               --------------
                      Electronic Equipment/Instruments (0.4%)
   87,555             Agilent Technologies, Inc.* ..........        1,175,864
  256,367             JDS Uniphase Corp.* ..................          689,627
   23,710             PerkinElmer, Inc. ....................          135,147
   34,904             Rockwell Automation Inc. .............          642,932
   29,538             Scientific-Atlanta, Inc. .............          435,390
   43,244             Symbol Technologies, Inc. ............          394,385
   17,204             Tektronix, Inc.* .....................          298,661
   32,504             Thermo Electron Corp.* ...............          577,921
   24,776             Waters Corp.* ........................          618,904
  135,564             Xerox Corp.* .........................          950,304
                                                               --------------
                                                                    5,919,135
                                                               --------------
                      Electronic Production Equipment (0.4%)
  308,921             Applied Materials, Inc.* .............        4,127,185
   35,667             KLA-Tencor Corp.* ....................        1,172,374
   27,381             Novellus Systems, Inc.* ..............          669,739
   34,491             Teradyne, Inc.* ......................          436,311
                                                               --------------
                                                                    6,405,609
                                                               --------------

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
                      Electronics/Appliance Stores (0.2%)
    60,458            Best Buy Co., Inc.* ..................   $    1,281,710
    39,511            Circuit City Stores - Circuit
                        City Group .........................          550,783
    32,786            RadioShack Corp. .....................          714,407
                                                               --------------
                                                                    2,546,900
                                                               --------------
                      Electronics/Appliances (0.1%)
    14,624            Maytag Corp. .........................          477,327
    12,815            Whirlpool Corp. ......................          708,798
                                                               --------------
                                                                    1,186,125
                                                               --------------
                      Engineering & Construction (0.0%)
    15,193            Fluor Corp. ..........................          420,238
                                                               --------------
                      Environmental Services (0.2%)
    37,181            Allied Waste Industries, Inc.* .......          323,847
  116,564             Waste Management, Inc. ...............        2,964,223
                                                               --------------
                                                                    3,288,070
                                                               --------------
                      Finance/Rental/Leasing (2.3%)
   41,467             Capital One Financial Corp. ..........        1,479,128
   23,309             Countrywide Credit Industries,
                        Inc. ...............................        1,223,489
  188,068             Fannie Mae ...........................       14,251,793
  131,074             Freddie Mac ..........................        8,401,843
   86,098             Household International, Inc. ........        3,108,999
  240,966             MBNA Corp. ...........................        4,867,513
   54,454             Providian Financial Corp. ............          309,299
   11,678             Ryder System, Inc. ...................          305,263
   29,296             SLM Corp. ............................        2,684,978
                                                               --------------
                                                                   36,632,305
                                                               --------------
                      Financial Conglomerates (3.7%)
  250,818             American Express Co. .................        9,044,497
  970,716             Citigroup, Inc. ......................       31,790,949
  375,491             J.P. Morgan Chase & Co. ..............        9,912,962
   55,536             John Hancock Financial
                        Services, Inc. .....................        1,685,518
   67,632             Principal Financial Group, Inc.*......        1,983,647
  110,616             Prudential Financial, Inc.* ..........        3,340,603
   61,340             State Street Corp. ...................        2,657,249
                                                               --------------
                                                                   60,415,425
                                                               --------------
                      Financial Publishing/Services (0.4%)
   27,306             Equifax, Inc. ........................          635,684
   36,588             McGraw-Hill Companies, Inc.
                        (The) ..............................        2,320,045


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
   29,100             Moody's Corp. ........................   $    1,406,112
   53,197             SunGard Data Systems Inc.* ...........        1,311,306
                                                               --------------
                                                                    5,673,147
                                                               --------------
                      Food Distributors (0.3%)
   25,114             Supervalu, Inc. ......................          521,618
  125,107             SYSCO Corp. ..........................        3,548,035
                                                               --------------
                                                                    4,069,653
                                                               --------------
                      Food Retail (0.5%)
   76,698             Albertson's, Inc. ....................        1,972,673
  149,766             Kroger Co.* ..........................        2,707,769
   91,148             Safeway Inc.* ........................        2,353,441
   26,510             Winn-Dixie Stores, Inc. ..............          428,137
                                                               --------------
                                                                    7,462,020
                                                               --------------
                      Food: Major Diversified (1.6%)
   77,235             Campbell Soup Co. ....................        1,787,990
   69,090             General Mills, Inc. ..................        2,907,998
   65,967             Heinz (H.J.) Co. .....................        2,491,574
   77,029             Kellogg Co. ..........................        2,477,253
  333,452             PepsiCo, Inc. ........................       13,188,027
  147,710             Sara Lee Corp. .......................        2,723,772
                                                               --------------
                                                                   25,576,614
                                                               --------------
                      Food: Meat/Fish/Dairy (0.2%)
  101,151             ConAgra Foods Inc. ...................        2,659,260
                                                               --------------
                      Food: Specialty/Candy (0.3%)
   25,742             Hershey Foods Corp. ..................        1,949,957
   42,499             Wrigley (Wm.) Jr. Co. ................        2,163,624
                                                               --------------
                                                                    4,113,581
                                                               --------------
                      Forest Products (0.1%)
   19,721             Louisiana-Pacific Corp. ..............          152,838
   41,200             Weyerhaeuser Co. .....................        2,245,812
                                                               --------------
                                                                    2,398,650
                                                               --------------
                      Gas Distributors (0.3%)
   68,124             Dynegy, Inc. (Class A) ...............          141,698
   26,540             KeySpan Corp. ........................          929,962
   23,035             Kinder Morgan, Inc. ..................          948,812
    8,350             Nicor Inc. ...........................          237,140
   39,138             NiSource Inc. ........................          778,455
    6,688             Peoples Energy Corp. .................          223,513
   38,724             Sempra Energy ........................          929,763
                                                               --------------
                                                                    4,189,343
                                                               --------------

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                      VALUE
-------------------                                        --------------------
                      Home Building (0.1%)
      11,544          Centex Corp. .......................   $      582,857
       9,684          KB Home ............................          464,348
      11,481          Pulte Homes, Inc. ..................          548,103
                                                             --------------
                                                                  1,595,308
                                                             --------------
                      Home Furnishings (0.2%)
      36,969          Leggett & Platt, Inc. ..............          855,832
      50,263          Newell Rubbermaid, Inc. ............        1,739,100
      10,986          Tupperware Corp. ...................          200,385
                                                             --------------
                                                                  2,795,317
                                                             --------------
                      Home Improvement Chains (1.3%)
    444,125           Home Depot, Inc. (The) .............       14,625,036
    146,497           Lowe's Companies, Inc. .............        6,062,046
                                                             --------------
                                                                 20,687,082
                                                             --------------
                      Hospital/Nursing
                        Management (0.6%)
     96,944           HCA Inc. ...........................        4,512,743
     45,432           Health Management Associates,
                        Inc. (Class A)* ..................          874,566
     18,918           Manor Care, Inc.* ..................          443,438
     92,186           Tenet Healthcare Corp.* ............        4,348,414
                                                             --------------
                                                                 10,179,161
                                                             --------------
                      Hotels/Resorts/Cruiselines (0.4%)
    110,610           Carnival Corp. .....................        2,706,627
     69,880           Hilton Hotels Corp. ................          804,319
     45,801           Marriott International, Inc.
                        (Class A) ........................        1,499,067
     37,600           Starwood Hotels & Resorts
                        Worldwide, Inc. ..................          969,328
                                                             --------------
                                                                  5,979,341
                                                             --------------
                      Household/Personal Care (2.8%)
     10,897           Alberto-Culver Co. (Class B) .......          536,786
     44,593           Avon Products, Inc. ................        2,173,463
     43,371           Clorox Co. (The) ...................        1,867,555
    103,185           Colgate-Palmolive Co. ..............        5,628,742
    199,308           Gillette Co. (The) .................        6,284,181
     17,774           International Flavors &
                        Fragrances, Inc. .................          573,212
     97,858           Kimberly-Clark Corp. ...............        5,855,823
    245,101           Procter & Gamble Co. (The) .........       21,728,204
                                                             --------------
                                                                 44,647,966
                                                             --------------


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
                      Industrial Conglomerates (5.3%)
     73,309           3M Co. .............................   $    9,159,960
1,874,224             General Electric Co.** .............       56,507,854
  154,198             Honeywell International, Inc. ......        4,618,230
   31,868             Ingersoll Rand Co. (Class A)
                        (Bermuda) ........................        1,196,643
   17,115             ITT Industries, Inc. ...............        1,163,478
   26,384             Textron, Inc. ......................        1,025,018
  376,602             Tyco International Ltd.
                        (Bermuda) ........................        5,908,885
   89,179             United Technologies Corp. ..........        5,296,341
                                                             --------------
                                                                 84,876,409
                                                             --------------
                      Industrial Machinery (0.3%)
   57,738             Illinois Tool Works Inc. ...........        3,956,208
   11,886             McDermott International, Inc.*......           83,796
   22,199             Parker-Hannifin Corp. ..............          900,391
                                                             --------------
                                                                  4,940,395
                                                             --------------
                      Industrial Specialties (0.2%)
   24,322             Ecolab, Inc. .......................        1,095,463
    9,115             Millipore Corp.* ...................          321,668
   31,830             PPG Industries, Inc. ...............        1,791,074
   28,785             Sherwin-Williams Co. ...............          777,195
                                                             --------------
                                                                  3,985,400
                                                             --------------
                      Information Technology Services (1.9%)
   34,324             Citrix Systems, Inc.* ..............          216,241
   32,174             Computer Sciences Corp.* ...........        1,184,968
   90,341             Electronic Data Systems Corp........        3,637,129
  322,856             International Business Machines
                        Corp. ............................       24,336,885
   58,566             PeopleSoft, Inc.* ..................          941,741
   60,698             Unisys Corp.* ......................          540,212
                                                             --------------
                                                                 30,857,176
                                                             --------------
                      Insurance Brokers/Services (0.4%)
   51,300             AON Corp. ..........................        1,013,688
  103,287             Marsh & McLennan Companies,
                        Inc. .............................        5,024,913
                                                             --------------
                                                                  6,038,601
                                                             --------------
                      Integrated Oil (4.3%)
   16,779             Amerada Hess Corp. .................        1,226,545
  201,320             ChevronTexaco Corp. ................       15,427,152
  118,190             Conoco Inc. ........................        2,901,565

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                      VALUE
-------------------                                        --------------------
1,279,062             Exxon Mobil Corp. ..................   $   45,342,748
   72,197             Phillips Petroleum Co. .............        3,796,118
                                                             --------------
                                                                 68,694,128
                                                             --------------
                      Internet Software/Services (0.1%)
   89,314             Siebel Systems, Inc.* ..............          755,596
  112,575             Yahoo! Inc.* .......................        1,158,397
                                                             --------------
                                                                  1,913,993
                                                             --------------
                      Investment Banks/Brokers (1.7%)
   18,797             Bear Stearns Companies, Inc.
                        (The) ............................        1,201,692
   89,379             Goldman Sachs Group, Inc.
                        (The) ............................        6,908,997
   46,025             Lehman Brothers Holdings, Inc.......        2,623,885
  162,697             Merrill Lynch & Co., Inc. ..........        5,892,885
  207,761             Morgan Stanley (Note 4) ............        8,875,550
  258,201             Schwab (Charles) Corp. (The) .......        2,370,285
                                                             --------------
                                                                 27,873,294
                                                             --------------
                      Investment Managers (0.2%)
   49,393             Franklin Resources, Inc. ...........        1,728,755
   23,335             Price (T.) Rowe Group, Inc. ........          660,147
   41,935             Stilwell Financial, Inc. ...........          584,574
                                                             --------------
                                                                  2,973,476
                                                             --------------
                      Life/Health Insurance (0.7%)
   97,707             AFLAC, Inc. ........................        2,990,811
   28,330             Jefferson-Pilot Corp. ..............        1,193,260
   35,270             Lincoln National Corp. .............        1,306,754
  132,823             MetLife, Inc. ......................        3,575,595
   22,899             Torchmark Corp. ....................          855,278
   45,815             UnumProvident Corp. ................        1,061,075
                                                             --------------
                                                                 10,982,773
                                                             --------------
                      Major Banks (5.4%)
  290,311             Bank of America Corp. ..............       20,344,995
  137,283             Bank of New York Co., Inc.
                        (The) ............................        4,825,497
  221,003             Bank One Corp. .....................        9,050,073
   90,382             BB&T Corp. .........................        3,439,035
   33,234             Comerica, Inc. .....................        1,944,189
  197,458             FleetBoston Financial Corp. ........        4,764,662
   46,553             Huntington Bancshares, Inc. ........          939,905
   80,203             KeyCorp ............................        2,151,846
   83,175             Mellon Financial Corp. .............        2,299,789
  114,651             National City Corp. ................        3,573,672


     NUMBER OF
       SHARES                                                      VALUE
-------------------                                        --------------------
   53,561             PNC Financial Services Group,
                        Inc. .............................   $    2,468,626
   65,387             SouthTrust Corp. ...................        1,715,755
   53,982             SunTrust Banks, Inc. ...............        3,644,325
  257,694             Wachovia Corp. .....................        9,496,024
  322,627             Wells Fargo & Co. ..................       16,837,903
                                                             --------------
                                                                 87,496,296
                                                             --------------
                      Major Telecommunications (3.3%)
   58,642             ALLTEL Corp. .......................        2,466,483
  716,403             AT&T Corp. .........................        8,754,445
  353,515             BellSouth Corp. ....................        8,243,970
  629,943             SBC Communications, Inc. ...........       15,584,790
  167,779             Sprint Corp. (FON Group) ...........        1,946,236
  513,550             Verizon Communications Inc. ........       15,920,050
                                                             --------------
                                                                 52,915,974
                                                             --------------
                      Managed Health Care (0.8%)
   27,521             Aetna Inc. .........................        1,172,670
   26,800             Anthem, Inc.* ......................        1,691,348
   26,569             CIGNA Corp. ........................        2,261,553
   31,863             Humana, Inc.* ......................          423,778
   58,075             UnitedHealth Group Inc. ............        5,130,926
   27,349             WellPoint Health Networks,
                        Inc.* ............................        2,033,945
                                                             --------------
                                                                 12,714,220
                                                             --------------
                      Media Conglomerates (1.9%)
  839,763             AOL Time Warner Inc.* ..............       10,623,002
  384,843             Disney (Walt) Co. (The) ............        6,034,338
  333,351             Viacom, Inc. (Class B) * ...........       13,567,386
                                                             --------------
                                                                 30,224,726
                                                             --------------
                      Medical Distributors (0.5%)
   19,780             AmerisourceBergen Corp. ............        1,434,248
   85,185             Cardinal Health, Inc. ..............        5,523,395
   54,213             McKesson Corp. .....................        1,818,304
                                                             --------------
                                                                  8,775,947
                                                             --------------
                      Medical Specialties (1.7%)
   40,055             Applera Corp. - Applied
                        Biosystems Group .................          793,490
    9,920             Bard (C.R.), Inc. ..................          543,021
   10,167             Bausch & Lomb, Inc. ................          320,159
  113,364             Baxter International, Inc. .........        4,113,980
   48,720             Becton, Dickinson & Co. ............        1,487,422
   50,541             Biomet, Inc. .......................        1,357,531
   76,440             Boston Scientific Corp.* ...........        2,228,226

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                      VALUE
-------------------                                        --------------------
     57,705           Guidant Corp.* .....................   $    2,123,544
    228,967           Medtronic, Inc. ....................        9,428,861
     23,147           Pall Corp. .........................          391,184
     33,235           St. Jude Medical, Inc.* ............        1,236,674
     37,157           Stryker Corp. ......................        2,094,540
     36,626           Zimmer Holdings, Inc.* .............        1,351,499
                                                             --------------
                                                                 27,470,131
                                                             --------------
                      Miscellaneous Commercial
                        Services (0.0%)
     27,249           Sabre Holdings Corp.* ..............          733,271
                                                             --------------
                      Miscellaneous Manufacturing (0.2%)
     11,271           Crane Co. ..........................          257,542
     28,473           Danaher Corp. ......................        1,712,651
     38,241           Dover Corp. ........................        1,098,664
                                                             --------------
                                                                  3,068,857
                                                             --------------
                      Motor Vehicles (0.7%)
    341,312           Ford Motor Co. .....................        4,017,242
    105,604           General Motors Corp. ...............        5,054,207
     57,083           Harley-Davidson, Inc. ..............        2,810,196
                                                             --------------
                                                                 11,881,645
                                                             --------------
                      Multi-Line Insurance (2.2%)
    492,783           American International Group,
                        Inc. .............................       30,946,772
     46,664           Hartford Financial Services
                        Group, Inc. (The) ................        2,334,133
     35,592           Loews Corp. ........................        1,868,936
     24,104           Safeco Corp. .......................          798,083
                                                             --------------
                                                                 35,947,924
                                                             --------------
                      Office Equipment/Supplies (0.2%)
     20,717           Avery Dennison Corp. ...............        1,307,657
     45,381           Pitney Bowes, Inc. .................        1,645,061
                                                             --------------
                                                                  2,952,718
                                                             --------------
                      Oil & Gas Pipelines (0.1%)
    105,271           El Paso Corp. ......................        1,780,133
     97,376           Williams Companies, Inc. (The)......          313,551
                                                             --------------
                                                                  2,093,684
                                                             --------------
                      Oil & Gas Production (0.7%)
     46,832           Anardarko Petroleum Corp. ..........        2,090,580
     27,091           Apache Corp. .......................        1,491,630
     37,937           Burlington Resources, Inc. .........        1,459,436
     29,485           Devon Energy Corp. .................        1,385,795


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
     21,885           EOG Resources, Inc. ................   $      762,473
     18,909           Kerr-McGee Corp. ...................          885,887
     70,713           Occidental Petroleum Corp. .........        2,100,176
     46,132           Unocal Corp. .......................        1,525,585
                                                             --------------
                                                                 11,701,562
                                                             --------------
                      Oil Refining/Marketing (0.1%)
     13,086           Ashland, Inc. ......................          375,045
     58,409           Marathon Oil Corp. .................        1,445,623
     14,385           Sunoco, Inc. .......................          510,380
                                                             --------------
                                                                  2,331,048
                                                             --------------
                      Oilfield Services/
                        Equipment (0.5%)
     63,620           Baker Hughes Inc. ..................        1,749,550
     29,494           BJ Services Co.* ...................          899,862
     82,159           Halliburton Co. ....................        1,248,817
    108,839           Schlumberger Ltd. ..................        4,702,933
                                                             --------------
                                                                  8,601,162
                                                             --------------
                      Other Consumer
                        Services (0.6%)
     32,515           Apollo Group, Inc. (Class A)* ......        1,360,102
     34,608           Block (H.&R.), Inc. ................        1,692,331
    196,723           Cendant Corp.* .....................        2,815,106
     52,844           eBay, Inc.* ........................        2,990,442
                                                             --------------
                                                                  8,857,981
                                                             --------------
                      Other Consumer
                        Specialties (0.1%)
     28,321           Fortune Brands, Inc. ...............        1,486,003
                                                             --------------
                      Other Metals/Minerals (0.0%)
     16,732           Phelps Dodge Corp. .................          540,611
                                                             --------------
                      Packaged Software (4.2%)
     45,221           Adobe Systems, Inc. ................          908,942
     21,632           Autodesk, Inc. .....................          287,706
     45,789           BMC Software, Inc.* ................          636,467
    109,105           Computer Associates
                        International, Inc. ..............        1,221,976
     70,303           Compuware Corp.* ...................          255,200
     39,909           Intuit Inc.* .......................        1,781,139
     15,783           Mercury Interactive Corp.* .........          401,046
1,021,335             Microsoft Corp.* ...................       50,127,122
   68,384             Novell, Inc.* ......................          177,798
1,035,622             Oracle Corp.* ......................        9,931,615

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
   49,186             Parametric Technology Corp.*..........   $      112,144
   36,662             Rational Software Corp.* .............          249,302
   77,174             VERITAS Software Corp.* ..............        1,249,447
                                                               --------------
                                                                   67,339,904
                                                               --------------
                      Personnel Services (0.0%)
   33,224             Robert Half International, Inc.*......          575,440
   21,008             TMP Worldwide, Inc.* .................          229,407
                                                               --------------
                                                                      804,847
                                                               --------------
                      Pharmaceuticals: Generic
                        Drugs (0.0%)
   20,085             Watson Pharmaceuticals, Inc.*.........          468,382
                                                               --------------
                      Pharmaceuticals: Major (9.5%)
  294,326             Abbott Laboratories ..................       11,781,870
  365,564             Bristol-Myers Squibb Co. .............        9,120,822
  567,901             Johnson & Johnson ....................       30,842,703
  212,023             Lilly (Eli) & Co. ....................       12,307,935
  427,203             Merck & Co., Inc. ....................       21,582,296
1,177,728             Pfizer, Inc. .........................       38,959,242
  243,877             Pharmacia Corp. ......................       10,657,425
  276,504             Schering-Plough Corp. ................        6,381,712
  250,130             Wyeth, Inc. ..........................       10,705,564
                                                               --------------
                                                                  152,339,569
                                                               --------------
                      Pharmaceuticals: Other (0.3%)
   24,376             Allergan, Inc. .......................        1,431,359
   33,692             Forest Laboratories, Inc.* ...........        2,459,516
   46,770             King Pharmaceuticals, Inc.* ..........          996,669
                                                               --------------
                                                                    4,887,544
                                                               --------------
                      Precious Metals (0.2%)
   27,216             Freeport-McMoRan Copper &
                        Gold, Inc. (Class B)* ..............          446,070
   73,757             Newmont Mining Corp. Holding
                        Co. ................................        2,101,337
                                                               --------------
                                                                    2,547,407
                                                               --------------
                      Property - Casualty
                        Insurers (1.1%)
   49,370             ACE Ltd. (Bermuda) ...................        1,570,460
  133,793             Allstate Corp. (The) .................        4,979,775
   32,332             Chubb Corp. (The) ....................        2,001,027
   30,602             Cincinnati Financial Corp. ...........        1,215,817
   41,416             Progressive Corp. (The) ..............        2,226,110
   39,288             St. Paul Companies, Inc . (The).......        1,195,141


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                          --------------------
  188,866             Travelers Property Casualty
                        Corp. (Class B) * ..................   $    3,076,627
   25,554             XL Capital Ltd. (Class A)
                        (Bermuda) ..........................        1,881,030
                                                               --------------
                                                                   18,145,987
                                                               --------------
                      Publishing: Books/
                        Magazines (0.0%)
    9,355             Meredith Corp. .......................          370,645
                                                               --------------
                      Publishing: Newspapers (0.6%)
   15,885             Dow Jones & Co., Inc. ................          675,907
   50,283             Gannett Co., Inc. ....................        3,819,497
   15,711             Knight-Ridder, Inc. ..................          954,129
   28,575             New York Times Co. (The)
                        (Class A) ..........................        1,348,740
   56,776             Tribune Co. ..........................        2,368,127
                                                               --------------
                                                                    9,166,400
                                                               --------------
                      Pulp & Paper (0.3%)
   10,977             Boise Cascade Corp. ..................          296,928
   43,427             Georgia-Pacific Corp. ................          914,138
   91,074             International Paper Co. ..............        3,428,936
   37,686             MeadWestvaco Corp. ...................          877,707
                                                               --------------
                                                                    5,517,709
                                                               --------------
                      Railroads (0.5%)
   72,118             Burlington Northern Santa Fe
                        Corp. ..............................        2,074,114
   40,051             CSX Corp. ............................        1,394,976
   73,192             Norfolk Southern Corp. ...............        1,531,909
   47,420             Union Pacific Corp. ..................        2,871,281
                                                               --------------
                                                                    7,872,280
                                                               --------------
                      Real Estate Investment
                        Trusts (0.4%)
   78,483             Equity Office Properties Trust .......        2,188,106
   51,700             Equity Residential ...................        1,443,464
   34,771             Plum Creek Timber Co., Inc. ..........          895,006
   33,260             Simon Property Group, Inc. ...........        1,183,723
                                                               --------------
                                                                    5,710,299
                                                               --------------
                      Recreational Products (0.4%)
   16,981             Brunswick Corp. ......................          415,185
   54,880             Eastman Kodak Co. ....................        1,676,035
   26,015             Electronic Arts Inc.* ................        1,645,709
   32,594             Hasbro, Inc. .........................          428,611

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                       VALUE
-------------------                                         --------------------
   16,993             International Game
                        Technology* .......................   $    1,099,107
   82,276             Mattel, Inc. ........................        1,598,623
                                                              --------------
                                                                   6,863,270
                                                              --------------
                      Regional Banks (1.7%)
   68,091             AmSouth Bancorporation ..............        1,530,005
  111,062             Fifth Third Bancorp .................        7,443,375
   23,912             First Tennessee National Corp........          915,830
   39,956             Marshall & Ilsley Corp. .............        1,222,654
   30,905             North Fork Bancorporation,
                        Inc. ..............................        1,297,083
   41,814             Northern Trust Corp. ................        1,787,130
   43,184             Regions Financial Corp. .............        1,542,532
   55,602             Synovus Financial Corp. .............        1,343,900
  360,540             U.S. Bancorp ........................        7,748,005
   38,226             Union Planters Corp. ................        1,187,300
   17,307             Zions Bancorporation ................          945,308
                                                              --------------
                                                                  26,963,122
                                                              --------------
                      Restaurants (0.7%)
   32,662             Darden Restaurants, Inc. ............          837,127
  239,890             McDonald's Corp. ....................        5,699,786
   72,691             Starbucks Corp.* ....................        1,461,089
   21,612             Wendy's International, Inc. .........          771,765
   55,910             Yum! Brands, Inc.* ..................        1,695,750
                                                              --------------
                                                                  10,465,517
                                                              --------------
                      Savings Banks (0.6%)
   42,389             Charter One Financial, Inc. .........        1,428,509
   29,202             Golden West Financial Corp. .........        1,985,444
  183,741             Washington Mutual, Inc. .............        6,947,247
                                                              --------------
                                                                  10,361,200
                                                              --------------
                      Semiconductors (2.5%)
   64,398             Advanced Micro Devices, Inc.*........          569,922
   72,464             Altera Corp.* .......................          776,089
   68,834             Analog Devices, Inc.* ...............        1,658,899
   56,455             Applied Micro Circuits Corp.* .......          217,352
   50,650             Broadcom Corp. (Class A) * ..........          835,219
1,260,953             Intel Corp. .........................       21,020,087
   59,861             Linear Technology Corp. .............        1,569,555
   69,769             LSI Logic Corp.* ....................          511,407
   60,901             Maxim Integrated Products,
                        Inc.* .............................        1,925,081
  113,447             Micron Technology, Inc.* ............        1,956,961
   33,801             National Semiconductor Corp.*                  540,478
   28,205             NVIDIA Corp.* .......................          285,028


     NUMBER OF
       SHARES                                                       VALUE
-------------------                                         --------------------
   31,369             PMC - Sierra, Inc.* .................   $      219,583
  327,101             Texas Instruments, Inc. .............        6,443,890
   63,277             Xilinx, Inc.* .......................        1,222,512
                                                              --------------
                                                                  39,752,063
                                                              --------------
                      Services to the Health Industry (0.1%)
   74,213             Healthsouth Corp.* ..................          400,008
   54,453             IMS Health Inc. .....................          947,482
   22,387             Quintiles Transnational Corp.* ......          224,542
                                                              --------------
                                                                   1,572,032
                                                              --------------
                      Specialty Insurance (0.2%)
   19,988             Ambac Financial Group, Inc. .........        1,149,510
   27,857             MBIA, Inc. ..........................        1,280,308
   19,933             MGIC Investment Corp. ...............        1,200,166
                                                              --------------
                                                                   3,629,984
                                                              --------------
                      Specialty Stores (0.4%)
   19,888             AutoZone, Inc.* .....................        1,438,897
   55,057             Bed Bath & Beyond Inc.* .............        1,765,127
   58,152             Office Depot, Inc.* .................          751,324
   88,174             Staples, Inc.* ......................        1,225,619
   27,478             Tiffany & Co. .......................          681,454
   39,687             Toys 'R' Us, Inc.* ..................          529,028
                                                              --------------
                                                                   6,391,449
                                                              --------------
                      Specialty Telecommunications (0.1%)
   26,659             CenturyTel, Inc. ....................          721,126
   53,148             Citizens Communications Co.*.........          389,043
  316,258             Qwest Communications
                      International, Inc.* ................        1,027,839
                                                              --------------
                                                                   2,138,008
                                                              --------------
                      Steel (0.1%)
   15,197             Allegheny Technologies Inc. .........          132,062
   14,717             Nucor Corp. .........................          736,439
   19,091             United States Steel Corp. ...........          262,119
   16,113             Worthington Industries, Inc. ........          286,006
                                                              --------------
                                                                   1,416,626
                                                              --------------
                      Telecommunication Equipment (0.7%)
  149,785             ADC Telecommunications, Inc.*........          191,725
   18,498             Andrew Corp.* .......................          184,795
   65,289             CIENA Corp.* ........................          265,008
   35,236             Comverse Technology, Inc.* ..........          287,526
  178,909             Corning Inc.* .......................          357,818
  645,174             Lucent Technologies Inc.* ...........        1,116,151
  428,264             Motorola, Inc. ......................        5,139,168

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS [|] AUGUST 31, 2002 continued


     NUMBER OF
       SHARES                                                          VALUE
-------------------                                            --------------------
  145,158             QUALCOMM Inc.* .........................   $    4,022,328
   77,489             Tellabs, Inc.* .........................          433,164
                                                                 --------------
                                                                     11,997,683
                                                                 --------------
                      Tobacco (1.3%)
  403,511             Philip Morris Companies, Inc. ..........       20,175,550
   31,803             UST, Inc. ..............................        1,103,882
                                                                 --------------
                                                                     21,279,432
                                                                 --------------
                      Tools/Hardware (0.1%)
   15,170             Black & Decker Corp. (The) .............          680,678
   10,971             Snap-On, Inc. ..........................          310,040
   16,080             Stanley Works (The) ....................          560,870
                                                                 --------------
                                                                      1,551,588
                                                                 --------------
                      Trucks/Construction/Farm
                        Machinery (0.4%)
   64,856             Caterpillar, Inc. ......................        2,830,316
    7,808             Cummins Inc. ...........................          232,600
   44,835             Deere & Co. ............................        2,058,823
   11,404             Navistar International Corp.* ..........          285,100
   21,844             PACCAR, Inc. ...........................          771,093
                                                                 --------------
                                                                      6,177,932
                                                                 --------------
                      Wholesale Distributors (0.1%)
   32,808             Genuine Parts Co. ......................        1,090,866
   17,659             Grainger (W.W.), Inc. ..................          795,538
                                                                 --------------
                                                                      1,886,404
                                                                 --------------


     NUMBER OF
       SHARES                                                        VALUE
-------------------                                           -------------------
                      Wireless Telecommunications (0.3%)
  510,384             AT&T Wireless Services Inc.* ...........   $    2,521,297
  153,687             Nextel Communications, Inc.
                        (Class A)* ...........................        1,169,558
  187,184             Sprint Corp. (PCS Group)* ..............          741,249
                                                                 --------------
                                                                      4,432,104
                                                                 --------------
                      Total Common Stocks
                      (Cost $1,864,875,247)...................    1,594,057,693
                                                                 --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
                      Short-Term Investment (1.0%)
                      Repurchase Agreement
$  16,329             Joint repurchase agreement
                      account 1.875% due
                      09/03/02 (dated
                      08/30/02; proceeds
                      $16,332,402) (a)
                      (Cost $16,329,000)......................       16,329,000
                                                                 --------------
Total Investments
(Cost $1,881,204,247) (b)........................   99.9%         1,610,386,693
Other Assets in Excess of
Liabilities .....................................    0.1              1,606,120
                                                    ----         --------------
Net Assets ......................................  100.0%        $1,611,992,813
                                                   =====         ==============


--------------------------
*    Non-income producing security.

** A portion of this security is segregated in connection with open futures contracts.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $178,477,479 and the aggregate gross unrealized depreciation is $449,295,033, resulting in net unrealized depreciation of $270,817,554.


FUTURES CONTRACTS OPEN AT AUGUST 31, 2002:


                          DESCRIPTION/       UNDERLYING
 NUMBER OF     LONG/        DELIVERY        FACE AMOUNT      UNREALIZED
 CONTRACTS     SHORT     MONTH AND YEAR       AT VALUE      APPRECIATION
-----------   -------   ----------------   -------------   -------------
     77         Long     S&P 500 Index     $17,634,925     $1,388,752
                        September/2002

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
August 31, 2002



Assets:
Investments in securities, at value
 (cost $1,881,204,247)............................................    $1,610,386,693
Receivable for:
  Dividends ......................................................         2,493,039
  Shares of beneficial interest sold .............................         2,115,284
  Variation margin ...............................................             4,159
Deferred organizational expenses .................................               977
Prepaid expenses and other assets ................................            86,970
                                                                      --------------
  Total Assets ...................................................     1,615,087,122
                                                                      --------------
Liabilities:
Payable for:
  Distribution fee ...............................................         1,148,338
  Shares of beneficial interest redeemed .........................         1,116,915
  Investment management fee ......................................           349,056
Accrued expenses and other payables ..............................           480,000
                                                                      --------------
  Total Liabilities ..............................................         3,094,309
                                                                      --------------
  Net Assets .....................................................    $1,611,992,813
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $2,130,136,198
Net unrealized depreciation ......................................      (269,428,801)
Undistributed net investment income ..............................         1,836,163
Accumulated net realized loss ....................................      (250,550,747)
                                                                      --------------
  Net Assets .....................................................    $1,611,992,813
                                                                      ==============
Class A Shares:
Net Assets .......................................................      $160,949,037
Shares Outstanding (unlimited authorized, $.01 par value).........        16,239,200
  Net Asset Value Per Share ......................................             $9.91
                                                                               =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................            $10.46
                                                                              ======
Class B Shares:
Net Assets .......................................................    $1,168,818,024
Shares Outstanding (unlimited authorized, $.01 par value).........       121,747,343
  Net Asset Value Per Share ......................................             $9.60
                                                                               =====
Class C Shares:
Net Assets .......................................................      $146,614,731
Shares Outstanding (unlimited authorized, $.01 par value).........        15,270,298
  Net Asset Value Per Share ......................................             $9.60
                                                                               =====
Class D Shares:
Net Assets .......................................................      $135,611,021
Shares Outstanding (unlimited authorized, $.01 par value).........        13,555,131
  Net Asset Value Per Share ......................................            $10.00
                                                                              ======

                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended August 31, 2002


Net Investment Income:
Income
Dividends (net of $85,782 foreign withholding tax).........     $  27,165,317
Interest ..................................................           489,653
                                                                -------------
  Total Income ............................................        27,654,970
                                                                -------------
Expenses
Distribution fee (Class A shares) .........................           384,334
Distribution fee (Class B shares) .........................        14,308,617
Distribution fee (Class C shares) .........................         1,651,698
Investment management fee .................................         7,490,776
Transfer agent fees and expenses ..........................         2,664,824
Shareholder reports and notices ...........................           157,292
Custodian fees ............................................           120,609
Registration fees .........................................           105,430
Professional fees .........................................            44,926
Organizational expenses ...................................            13,726
Trustees' fees and expenses ...............................            12,365
Other .....................................................           211,336
                                                                -------------
  Total Expenses ..........................................        27,165,933
Less: amounts waived/reimbursed ...........................        (1,333,400)
                                                                -------------
  Net Expenses ............................................        25,832,533
                                                                -------------
  Net Investment Income ...................................         1,822,437
                                                                -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments .............................................      (158,671,251)
  Futures contracts .......................................       (12,404,645)
                                                                -------------
  Net Realized Loss .......................................      (171,075,896)
                                                                -------------
Net change in unrealized appreciation/depreciation on:
  Investments .............................................      (225,968,290)
  Futures contracts .......................................         4,681,667
                                                                -------------
  Net Depreciation ........................................      (221,286,623)
                                                                -------------
  Net Loss ................................................      (392,362,519)
                                                                -------------
Net Decrease ..............................................     $(390,540,082)
                                                                =============


                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets


                                                                                            FOR THE YEAR      FOR THE YEAR
                                                                                               ENDED              ENDED
                                                                                          AUGUST 31, 2002    AUGUST 31, 2001
                                                                                         ----------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) ...........................................................  $    1,822,437     $   (2,494,660)
Net realized loss ......................................................................    (171,075,896)       (40,305,844)
Net change in unrealized appreciation/depreciation .....................................    (221,286,623)      (624,821,597)
                                                                                          --------------     --------------
  Net Decrease .........................................................................    (390,540,082)      (667,622,101)
Net increase from transactions in shares of beneficial interest ........................      12,625,323        134,846,258
                                                                                          --------------     --------------
  Net Decrease .........................................................................    (377,914,759)      (532,775,843)
Net Assets:
Beginning of period ....................................................................   1,989,907,572      2,522,683,415
                                                                                          --------------     --------------
End of Period
(Including undistributed net investment income of $1,836,163, and $0, respectively).....  $1,611,992,813     $1,989,907,572
                                                                                          ==============     ==============






                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS [|] AUGUST 31, 2002


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley S&P 500 Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weighting as the Index. The Fund was organized as a Massachusetts business trust on June 18, 1997 and commenced operations on September 26, 1997.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS [|] AUGUST 31, 2002 continued


B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS [|] AUGUST 31, 2002 continued


investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. Organizational Expenses - The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $68,000 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.35% to the portion of daily net assets in excess of $3 billion.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $49,814,359 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS [|] AUGUST 31, 2002 continued


not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002 it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $14,313, $3,987,033 and $54,235, respectively and received $400,482 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2002 aggregated $233,514,327 and $218,073,544, respectively. Included in the aforementioned are purchases and sales of common stock of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $377,691 and $587,194, respectively, as well as a realized loss of $314,090.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $12,600.


5. FEDERAL INCOME TAX STATUS

At August 31, 2002, the Fund had a net capital loss carryover of approximately $97,184,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:


                 AMOUNT IN THOUSANDS
-----------------------------------------------------
   2006      2007      2008        2009       2010
--------- --------- ----------  ---------- ----------
$  687    $1,111    $14,523     $14,524    $66,339
======    ======    =======     =======    =======



As part of the Fund's acquisition of the assets of Morgan Stanley S&P 500 Select Fund ("S&P 500 Select"), the Fund obtained a net capital loss carryover of approximately $16,494,000 from S&P 500 Select. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryover available.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $140,958,000 during fiscal 2002.

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS [|] AUGUST 31, 2002 continued


As of August 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses, mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and undistributed net investment income was credited $13,726.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                               FOR THE YEAR                      FOR THE YEAR
                                                                  ENDED                             ENDED
                                                             AUGUST 31, 2002                   AUGUST 31, 2001
                                                    ---------------------------------- --------------------------------
                                                         SHARES            AMOUNT            SHARES          AMOUNT
                                                    ---------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ..............................................     15,990,003     $ 181,044,670        6,203,797     $  86,662,486
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............        317,381         3,159,291                -                 -
Redeemed ..........................................    (13,142,149)     (147,330,753)      (4,434,843)      (60,698,001)
                                                       -----------     -------------       ----------     -------------
Net increase - Class A ............................      3,165,235        36,873,208        1,768,954        25,964,485
                                                       -----------     -------------       ----------     -------------
CLASS B SHARES
Sold ..............................................     30,060,188       341,082,040       33,152,614       449,120,505
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............      5,067,694        48,876,882                -                 -
Redeemed ..........................................    (43,333,038)     (471,959,709)     (30,946,912)     (410,921,267)
                                                       -----------     -------------      -----------     -------------
Net increase (decrease) - Class B .................     (8,205,156)      (82,000,787)       2,205,702        38,199,238
                                                       -----------     -------------      -----------     -------------
CLASS C SHARES
Sold ..............................................      4,948,691        55,926,214        4,055,548        55,200,588
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............        527,578         5,089,841                -                 -
Redeemed ..........................................     (4,412,442)      (48,240,359)      (3,117,409)      (41,743,982)
                                                       -----------     -------------      -----------     -------------
Net increase - Class C ............................      1,063,827        12,775,696          938,139        13,456,606
                                                       -----------     -------------      -----------     -------------
CLASS D SHARES
Sold ..............................................      8,140,294        94,304,700        6,956,663        97,246,653
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............      1,411,661        14,166,238                -                 -
Redeemed ..........................................     (5,655,472)      (63,493,732)      (2,968,138)      (40,020,724)
                                                       -----------     -------------      -----------     -------------
Net increase - Class D ............................      3,896,483        44,977,206        3,988,525        57,225,929
                                                       -----------     -------------      -----------     -------------
Net increase (decrease) in Fund ...................        (79,611)    $  12,625,323        8,901,320     $ 134,846,258
                                                       ===========     =============      ===========     =============

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS [|] AUGUST 31, 2002 continued


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At August 31, 2002, the Fund had outstanding futures contracts.


8. ACQUISITION OF MORGAN STANLEY S&P 500 SELECT FUND

On July 15, 2002, the Fund acquired all the net assets of the Morgan Stanley S&P 500 Select Fund ("S&P 500 Select") based on the respective valuations as of the close of business on July 12, 2002 pursuant to a plan of reorganization approved by the shareholders of S&P 500 Select on June 19, 2002. The acquisition was accomplished by a tax-free exchange of 317,381 Class A shares of the Fund at a net asset value of $9.95 per share for 372,839 Class A shares of S&P 500 Select; 5,067,694 Class B shares of the Fund at a net asset value of $9.65 per share for 5,927,666 Class B shares of S&P 500 Select; 527,578 Class C shares of the Fund at a net asset value of $9.65 per share for 616,360 Class C shares of S&P 500 Select; and 1,411,661 Class D shares of the Fund at a net asset value of $10.04 per share for 1,657,669 Class D shares of S&P 500 Select. The net assets of the Fund and S&P 500 Select immediately before the acquisition were $1,590,353,693 and $71,292,253, respectively, including unrealized depreciation of $5,471,646 for S&P 500 Select. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,661,645,946.

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                               FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31,               SEPTEMBER 26, 1997*
                                                  ---------------------------------------------------------        THROUGH
                                                       2002           2001         2000            1999        AUGUST 31, 1998
                                                     --------       --------     --------        --------    -------------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period ............    $12.17         $16.20         $14.05        $10.18             $10.00
                                                     ------         ------         ------        ------             ------
Income (loss) from investment operations:
 Net investment income[+/+]  ....................      0.08           0.08           0.08          0.10               0.10
 Net realized and unrealized gain (loss) ........     (2.34)         (4.11)          2.10          3.85               0.11
                                                     ------         ------         ------        ------             ------
Total income (loss) from investment operations ..     (2.26)         (4.03)          2.18          3.95               0.21
                                                     ------         ------         ------        ------             ------
Less dividends and distributions from:
 Net investment income ..........................         -              -              -         (0.07)             (0.03)
 Net realized gain ..............................         -              -          (0.03)        (0.01)                 -
                                                     ------         ------         ------        ------             ------
Total dividends and distributions ...............         -              -          (0.03)        (0.08)             (0.03)
                                                     ------         ------         ------        ------             ------
Net asset value, end of period ..................    $ 9.91         $12.17         $16.20        $14.05             $10.18
                                                     ======         ======         ======        ======             ======
Total Return+  ..................................    (18.57)%       (24.83)%        15.49%        38.82$              2.05%(1)
Ratios to Average Net Assets(3):
Expenses ........................................      0.73%(4)       0.69%(4)       0.75%(4)      0.73%(4)           0.75%(2)
Net investment income ...........................      0.73%(4)       0.59%(4)       0.49%(4)      0.72%(4)           0.91%(2)

Supplemental Data:
Net assets, end of period, in thousands .........  $160,949       $159,099       $183,085       $99,140            $28,719
Portfolio turnover rate .........................        12%             4%             5%            5%                1%(1)


-----------
*      Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                      EXPENSE       NET INVESTMENT
  PERIOD ENDED:        RATIO         INCOME RATIO
  -------------        -----         ------------
  August 31, 2002      0.80%             0.66%
  August 31, 2001      0.72%             0.56%
  August 31, 2000      0.76%             0.48%
  August 31, 1999      0.81%             0.64%
  August 31, 1998      0.89%             0.77%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTs continued


                                                                                                                  FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31,                  SEPTEMBER 26, 1997*
                                                  ---------------------------------------------------------          THROUGH
                                                       2002           2001            2000           1999         AUGUST 31, 1998
                                                     --------       --------        --------       --------     -------------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period ............     $11.88          $15.94          $13.93          $10.13            $10.00
                                                      ------          ------          ------          ------            ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] ..............      (0.01)          (0.03)          (0.04)          (0.01)             0.02
 Net realized and unrealized gain (loss) ........      (2.27)          (4.03)           2.08            3.83              0.12
                                                      ------          ------          ------          ------            ------
Total income (loss) from investment operations ..      (2.28)          (4.06)           2.04            3.82              0.14
                                                      ------          ------          ------          ------            ------
Less dividends and distributions from:
 Net investment income ..........................          -               -               -           (0.01)            (0.01)
 Net realized gain ..............................          -               -           (0.03)          (0.01)                -
                                                      ------          ------          ------          ------            ------
Total dividends and distributions ...............          -               -           (0.03)          (0.02)            (0.01)
                                                      ------          ------          ------          ------            ------
Net asset value, end of period ..................     $ 9.60          $11.88          $15.94          $13.93            $10.13
                                                      ======          ======          ======          ======            ======
Total Return+  ..................................     (19.19)%        (25.47)%         14.69%          37.68%             1.38%(1)
Ratios to Average Net Assets(3):
Expenses ........................................       1.50%(4)        1.50%(4)        1.50%(4)        1.50%(4)          1.50%(2)
Net investment income (loss) ....................      (0.04)%(4)      (0.22)%(4)      (0.26)%(4)      (0.05)%(4)         0.16%(2)

Supplemental Data:
Net assets, end of period, in thousands ......... $1,168,818      $1,543,679      $2,035,848      $1,587,661          $536,349
Portfolio turnover rate .........................        12%              4%              5%              5%                1%(1)



-----------
*      Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:




                      EXPENSE         NET INVESTMENT
  PERIOD ENDED:        RATIO        INCOME (LOSS) RATIO
  -------------        -----        -------------------
  August 31, 2002      1.57%               (0.11)%
  August 31, 2001      1.53%               (0.25)%
  August 31, 2000      1.51%               (0.27)%
  August 31, 1999      1.58%               (0.13)%
  August 31, 1998      1.64%                0.02%


(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS continued


                                                                                                                  FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31,                  SEPTEMBER 26, 1997*
                                                  ---------------------------------------------------------          THROUGH
                                                       2002           2001            2000           1999         AUGUST 31, 1998
                                                     --------       --------        --------       --------     -------------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period ............     $11.88          $15.94          $13.93         $10.13             $10.00
                                                      ------          ------          ------         ------             ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] ..............       0.00           (0.03)          (0.04)         (0.01)              0.02
 Net realized and unrealized gain (loss) ........      (2.28)          (4.03)           2.08           3.83               0.12
                                                      ------          ------          ------         ------             ------
Total income (loss) from investment operations ..      (2.28)          (4.06)           2.04           3.82               0.14
                                                      ------          ------          ------         ------             ------
Less dividends and distributions from:
 Net investment income ..........................          -               -               -          (0.01)             (0.01)
 Net realized gain ..............................          -               -           (0.03)         (0.01)                 -
                                                      ------          ------          ------         ------             ------
Total dividends and distributions ...............          -               -           (0.03)         (0.02)             (0.01)
                                                      ------          ------          ------         ------             ------
Net asset value, end of period ..................      $ 9.60          $11.88         $15.94         $13.93             $10.13
                                                      ======          ======          ======         ======             ======
Total Return+  ..................................      (19.19)%        (25.47)%        14.69%         37.70%              1.37%(1)
Ratios to Average Net Assets(3):
Expenses ........................................        1.49%(4)       1.50%(4)        1.50%(4)       1.50%(4)           1.50%(2)
Net investment income (loss) ....................       (0.03)%(4)     (0.22)%(4)      (0.26)%(4)     (0.05)%(4)          0.16%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $146,615       $168,751        $211,446       $143,092            $40,730
Portfolio turnover rate .........................          12%             4%              5%             5%                 1%(1)


-----------
*      Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:


                      EXPENSE         NET INVESTMENT
  PERIOD ENDED:        RATIO        INCOME (LOSS) RATIO
  -------------        -----        -------------------
  August 31, 2002     1.56%               (0.10)%
  August 31, 2001     1.53%               (0.25)%
  August 31, 2000     1.51%               (0.27)%
  August 31, 1999     1.58%               (0.13)%
  August 31, 1998     1.64%                0.02%


(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS continued


                                                                                                                  FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31,                  SEPTEMBER 26, 1997*
                                                  ---------------------------------------------------------          THROUGH
                                                       2002           2001            2000           1999         AUGUST 31, 1998
                                                     --------       --------        --------       --------     -------------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period .............    $12.26        $16.28           $14.09          $10.20            $10.00
                                                      ------        ------           ------          ------            ------
Income (loss) from investment operations:
 Net investment income[+/+] ......................      0.11          0.11             0.11            0.13              0.12
 Net realized and unrealized gain (loss) .........     (2.37)        (4.13)            2.11            3.85              0.11
                                                      ------        ------           ------          ------            ------
Total income (loss) from investment operations ...     (2.26)        (4.02)            2.22            3.98              0.23
                                                      ------        ------           ------          ------            ------
Less dividends and distributions from:
 Net investment income ...........................         -             -                -           (0.08)            (0.03)
 Net realized gain ...............................         -             -            (0.03)          (0.01)                -
                                                      ------        ------           ------          ------            ------
Total dividends and distributions ................         -             -            (0.03)          (0.09)            (0.03)
                                                      ------        ------           ------          ------            ------
Net asset value, end of period ...................    $10.00        $12.26          $16.28           $14.09            $10.20
                                                      ======        ======          ======           ======            ======
Total Return+  ...................................    (18.43)%      (24.69)%         15.81%           39.13%             2.30%(1)
Ratios to Average Net Assets(3):
Expenses .........................................      0.50%(4)      0.50%(4)        0.50%(4)         0.50%(4)          0.50%(2)
Net investment income ............................      0.96%(4)      0.78%(4)        0.74%(4)         0.95%(4)          1.16%(2)

Supplemental Data:
Net assets, end of period, in thousands ..........  $135,611      $118,378         $92,304          $16,538           $14,186
Portfolio turnover rate ..........................        12%            4%              5%               5%                1%(1)



-----------
*      Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:


                      EXPENSE       NET INVESTMENT
  PERIOD ENDED:        RATIO         INCOME RATIO
  -------------        -----         ------------
  August 31, 2002      0.57%             0.89%
  August 31, 2001      0.53%             0.75%
  August 31, 2000      0.51%             0.73%
  August 31, 1999      0.58%             0.87%
  August 31, 1998      0.64%             1.02%


(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY S&P 500 INDEX FUND:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley S&P 500 Index Fund (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley S&P 500 Index Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2002